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March 26, 2010	Allen H. Jun T +1 617 235 4881 allen.jun@ropesgray.com
BY EDGAR
Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, DC 20549

Re:	Highland Funds I (Registration Nos. 333-132400 and 811-21866)
Ladies and Gentlemen:
     On behalf of Highland Funds I (the “Trust”), we are today filing, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, a preliminary information statement on Schedule 14C for use in connection with a special meeting of shareholders (the “Special Meeting”) of Highland Healthcare Fund (the “Fund”), a series of the Trust.
     The Special Meeting is currently scheduled to be held on April 27, 2010, and is being called to consider and vote on the following: (i) to approve a new investment advisory agreement between Highland Capital Management, L.P. (the “Adviser”) and the Trust, on behalf of the Fund, (ii) to approve a sub-advisory agreement among the Trust on behalf of the Fund, the Adviser, and Cummings Bay Capital Management, L.P., (iii) to approve an Amended and Restated Rule 18f-3 Multi-Class Plan of the Fund, and (iv) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
     The Trust expects to begin mailing the definitive information statement to shareholders on or about April 7, 2010.
     Please direct any questions you may have with respect to this filing to me (at 617-235-4881) or to Michael A. Szkodzinski (at 617-951-7752) of this firm.

Sincerely yours,
/s/ Allen Jun
Allen Jun

cc:	M. Jason Blackburn Elizabeth J. Reza, Esq. Michael G. Doherty, Esq. Michael A. Szkodzinski, Esq.